Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 1, 1998
                                                  ------------------------------

                          INDEPENDENCE BREWING COMPANY
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               (Exact Name of Registrant as Specified in Charter)


      Pennsylvania                    0-28898                   23-2763840
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(State or Other Juris-            (Commission File             (IRS Employer
diction of Incorporation)              Number)               Identification No.)


     1000 East Comly Street
     Philadelphia, Pennsylvania                                    19149
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         (Address of Principal                                   (Zip Code)
         Executive Offices)




                                 (215) 537-2337
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              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events

     The Company has determined to reduce the exercise price of its 4,600,000 Redeemable Warrants from $6.00 per share to $1.50 per share, effective December 12, 1998.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c)   Exhibits

               99.1  Press Release dated December 1, 1998

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         INDEPENDENCE BREWING COMPANY
                                              (Registrant)


                                         /s/ Dominic S. Liberi
                                         ---------------------------------------
Date: December 1, 1998                   By: Dominic S. Liberi
                                         Title: Vice President & General Counsel